UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

LUX DIGITAL PICTURES, INC.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-153502	26-2589503
(Commission File Number)	(I.R.S. Employer Identification No.)

347 Chapala Street, Santa Barbara, California	93101
(Address of principal executive offices)	(Zip Code)

(805)308-9152
(Registrant’s telephone number, including area code)

12021 Wilshire Boulevard, Suite 450, Los Angeles, California 90025
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 29, 2012, Ingo Jucht resigned as a director of Lux Digital Pictures, Inc., a Wyoming corporation (the “Company”), effective on that date, and the Company accepted Mr. Jucht’s resignation.  Mr. Jucht resigned voluntarily to pursue other interests.  The Company has not yet identified a replacement to fill the vacancy on the Board of Directors created by Mr. Jucht’s resignation.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(c)           Exhibits

17.1	Letter of Resignation of Ingo Jucht as a Director, effective as of May 29, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUX DIGITAL PICTURES, INC.
(Registrant)

Date: May 30, 2012	By:	/s/ Michael Hill, Chief Executive Officer
Michael Hill,
Chief Executive Officer

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